UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

BREEZE HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929 Irving, TX 75039
(Address of principal executive offices and zip code)

(619) 500-7747

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BREZ	The NASDAQ Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	BREZW	The NASDAQ Stock Market LLC

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 22, 2023, Breeze Holdings Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholder of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, which was first mailed by the Company to its stockholders on or about March 6, 2023.

As of February 27, 2023, the record date for the Meeting, there were 4,830,196 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 3,962,525 shares of the Common Stock, representing approximately 82.03% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. In connection with the special meeting, 509,712 shares of the Company’s common stock were redeemed (the “Redemption”), with 4,320,484 shares of Common Stock remaining outstanding after the Redemption; 1,180,484 shares of Common Stock remaining outstanding after the Redemption are shares issued in connection with our initial public offering (the “Public Shares”). Our public stockholders will continue to have the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of two business days prior to the vote to approve the consummation of our initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding Public Shares, subject to the limitations described herein.

Following the Redemption, approximately $12.5 million remains on deposit in our trust account.

If we are unable to complete an initial business combination on or before September 26, 2023 (unless the stockholders approve a further amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Set forth below are the final voting results for the proposals:

Proposal 1:

A proposal to approve the amendment of the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from March 26, 2023, monthly for up to six additional months at the election of the Company, ultimately until as late as September 26, 2023.

For	Against	Abstentions
3,931,465	30,138	922

Proposal 2:

A proposal to approve the amendment to the Investment Management Trust Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Company, to authorize the extension subject to Proposal 1 above and its implementation by the Company.

For	Against	Abstentions
3,931,888	29,937	700

Proposal 3:

For the approval the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1 and 2.

For	Against	Abstentions
3,824,923	136,804	798

Following the Meeting, the Company filed an amendment to its amended and restated certificate of incorporation with the State of Delaware, a copy of which is attached as Exhibit 3.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amendment to Amended and Restated Certificate of Incorporation of Breeze Holdings Acquisition Corp., dated March 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2023

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	/s/ J. Douglas Ramsey, Ph.D.
Title:	Chief Executive Officer and Chief Financial Officer

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